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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): December 20, 2001


                          ACTIVE IQ TECHNOLOGIES, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



         Minnesota                       0-27968                  41-2004369
----------------------------          ------------           -------------------
(State or Other Jurisdiction          (Commission              (IRS Employer
     of Incorporation)                File Number)           Identification No.)


    601 Carlson Parkway, Suite 1550
         Minnetonka, Minnesota                                     55305
----------------------------------------                         ----------
(Address of Principal Executive Offices)                         (Zip Code)



       Registrant's telephone number, including area code: (952) 449-5000




          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 4.  CHANGES IN REGISTANT'S CERTIFYING ACCOUNTANT.

(a) Previous independent accountants.

(i) On December 20, 2001, the Company and Arthur Andersen LLP ("AA") agreed to terminate their relationship whereby AA had previously served as the Company's independent accountants.

(ii) The report of AA on the financial statements of the Company for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

(iii) The Company's Audit Committee and Board of Directors participated in and approved the decision to change independent accountants on December 18, 2001.

(iv) In connection with its audit of the financial statements for the 2000 and 1999 fiscal years and through December 20, 2001, there were no disagreements with AA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of AA, would have caused AA to make reference to such disagreements in their report on the financial statements for such years.

(v) During the 2000 and 1999 fiscal years and through December 20, 2001, there were no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

(vi) The Company has requested that AA furnish it with a letter addressed to the Securities and Exchange Commission(the "Commission") stating whether or not it agrees with the above statements. A copy of such letter, dated December 27,2001, is filed as Exhibit 16.1 to this Form 8-K.

(b)New independent accountants.

On December 21, 2001, the Company engaged Virchow, Krause & Company, LLP ("Virchow") as its new independent accountants. Such engagement was approved by the Company's Audit Committee and Board of Directors on December 20, 2001. In the Company's two most recent fiscal years and any subsequent interim period to the date hereof, the Company has not consulted with Virchow regarding either:

(i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that Virchow concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii) any matter that was either the subject of a "disagreement," as that term is defined in Item 304(a)(1)(iv)of Regulation S-K and the related instructions to
Item 304 of Regulation S-K, or a "reportable event," as that term is defined in
Item 304(a)(1)(v) of Regulation S-K.




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         The following exhibits are filed as part of this report:

         ----------------------------- -------------------------------------
         Exhibit Number                Description
         ----------------------------- -------------------------------------
                  16.1                 Letter from Arthur Andersen LLP
                                         dated December 27, 2001
         ----------------------------- -------------------------------------


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       Active IQ Technologies, Inc.


Dated:  December 27, 2001              By /s/ D. Bradly Olah
                                          --------------------------------------
                                          D. Bradly Olah
                                          Its: Chief Executive Officer




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                                INDEX TO EXHIBITS


Exhibit         Item                                        Method of Filing
-------         ----                                        ----------------
16.1           Letter from Arthur Andersen, LLP
                dated December 27, 2001                     Filed herewith
                                                             electronically










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